[Florida Seal]         Florida Department of Agriculture & Consumer Services
                       BOB CRAWFORD, Commissioner
                       The Capitol * Tallahassee. Florida


                               September 23, 1997

ESQ. RAFAEL AGUIRRE-SACASA                      Please Respond To:
EVERS & ANDELIN, LLP
155 MONTGOMERY ST., 12TH FLOOR                  Division of Consumer Services
SAN FRANCISCO, CA 94104                         227 N. Bronough Street
                                                City Centre Building, Suite 7200
                                                Tallahassee, Florida 32301


Subject: ZAP ELECTRIC VEHICLE OUTLET

Dear Sir or Madam:

     This letter is to acknowledge receipt of your exemption notice submitted pursuant to Section 559.802, Florida Statutes, the Sale of Business Opportunites Act.

     The following identification number has been assigned to your business:

     Business Identification Number: 07-288

     Issued: 09/23/97

     Expires: 09/23/98

     The initial exemption granted under Section 559.802, Florida Statutes, is for a period of one year after the date of filing the notice, and may be renewed each year, for an additional one year, upon filing a notice for renewal and paying a renewal fee of $100.00.

     Should you have any questions, please contact me.


                                      Sincerely,

                                      BOB CRAWFORD
                                      COMMISSIONER OF AGRICULTURE


                                      /s/ R.L. JAMES
                                      -----------------------------
                                      R.L. JAMES
                                      Regulatory Consultant
                                      (904) 922-2770/800-HELP-FLA (Florida only)